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                                                                EXHIBIT 10.1a(1)

                     FIRST AMENDMENT TO CREDIT AGREEMENT


      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 4, 1998, by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement (Amended and Restated) referred to below (the "Agent").


                                  RECITALS:

      WHEREAS the Borrower, certain lenders, the Agent, Mellon Bank, N.A., as Issuing Bank, and certain Co-Agents entered into a Credit Agreement (Amended and Restated), dated as of June 30, 1994 and amended and restated as of June 30, 1997 (as so amended and restated, the "Original Agreement"), pursuant to which the Lenders have extended credit to the Borrower;

      WHEREAS, the Borrower and the Lenders (as defined in the Original Agreement) desire to amend the Original Agreement to make certain changes therein;

      WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

      NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

      Section 1. Amendments. (a) Section 6.03 of the Original Agreement is hereby amended by deleting the word "and" appearing at the end of paragraph (g) thereof, by replacing the period at the end of paragraph (h) thereof with "; and", and by adding at the end thereof, as a new paragraph
(i), the following:

                  (i) Indebtedness of IDI (x) pursuant to, or otherwise permitted under Section 6.03 of, the Credit Agreement, dated as of December 31, 1997, among IDI, the Lenders party thereto and Mellon Bank, N. A., as agent, as the same may be amended or modified from time to time, (y) pursuant to lending arrangements with General Electric Capital Corporation or another lender arranged by American Electric Power Company in



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            a principal amount not exceeding $6,500,000 and (z) to the Borrower in a principal amount not exceeding $75,000,000.


      (b) Section 6.05(g) of the Original Agreement is hereby amended to read in its entirety as follows:

                  (g) An equity investment in IDI in an aggregate amount of $30,000,000, to be made prior to the funding of indebtedness of IDI pursuant to its Credit Agreement referred to in Section 6.03(i) and additional investments in IDI, not to exceed $75,000,0000 in the aggregate, which may be either equity investments or loans (which loans may be subordinated to other Indebtedness of IDI) and which shall include any extraordinary legal costs paid by SDI for the benefit of IDI under the Administration Agreement between SDI and IDI.

      (c) Section 6.10 of the Original Agreement is here amended by deleting the word "and" at the end of paragraph (b) thereof, by replacing the period at the end of paragraph (c) thereof with "; and" and by adding at the end thereof a new paragraph (d) to read as follows:

                  (d) The Borrower may transfer to IDI a tract of real property, constituting a portion not exceeding approximately seventy-five acres of the Borrower's premises in Butler, Indiana, together with easements, rights of way and other property rights over the remainder of such premises, which the Borrower deems appropriate for the construction and operation of IDI's iron making facilities.


      (d) Section 6.12(c) of the Original Agreement is hereby amended to read in its entirety as follows:

                  (c) The Borrower may enter into with IDI, and perform, the Tax Sharing Agreement dated as of December 31, 1996, the Administration Agreement dated on or about May 4, 1998 and the Offtake Agreement dated on or about May 4, 1998 and, so long as IDI is a wholly-owned Subsidiary of the Borrower, the Borrower may enter into such other transactions (not prohibited by other provisions of this Agreement) with, or for the benefit of, IDI as the Borrower deems necessary or desirable for the interests of the Borrower; and


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      (e)  Section 6.15 of the Original Agreement is hereby amended by replacing the period at the end of paragraph (b) thereof with "; and" and by adding at the end thereof a new paragraph (c) to read as follows:

                  (c) Restrictions applicable to IDI pursuant to IDI's Credit Agreement referred to in Section 6.03(i) hereof or pursuant to documentation governing the Indebtedness of IDI referred to in clause (y) or Section 6.03(i) hereof.


      Section 2. Consents and Directions to Agent. By execution of this First Amendment, the Lenders hereby (i) consent to the release from the Mortgage of the real property and interests therein to be transferred by the Borrower to IDI as contemplated by the amendment made by Section 1(c) of this First Amendment (it being understood that easements and other rights in real property being retained by the Borrower will remain subject to the Mortgage); (ii) consent to the release of the IDI Guaranty and the IDI Security Agreement; and (iii) authorize and direct the Agent to execute and deliver the releases referred to in the foregoing clauses (i) and
(ii).


      Section 3. Miscellaneous. (a) This First Amendment shall become effective upon execution and delivery hereof by all of the Lenders, the Borrower and the Agent.

      (b) The Original Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Original Agreement and in the other Loan Documents shall be deemed to be references to the Original Agreement as amended by this Amendment.

      (c) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

      (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.



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      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

                                       STEEL DYNAMICS, INC.



                                       By /s/ Tracy L. Shellabarger
                                          ----------------------------
                                       Title:



                                       MELLON BANK, N.A., as Lender
                                         and as Agent


                                       By /s/
                                          ----------------------------
                                       Title:



                                       KREDITANSTALT FUR WIEDERAUFBAU



                                       By /s/
                                          ----------------------------
                                       Title:




                                       BANQUE NATIONALE DE PARIS



                                       By /s/
                                          ----------------------------
                                       Title:



                                       COMERICA BANK



                                       By /s/
                                          ----------------------------
                                       Title:

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                                       NBD BANK, N.A.



                                       By /s/
                                          ----------------------------
                                       Title:



                                       THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED



                                       By /s/
                                          ----------------------------
                                       Title:



                                       BANK AUSTRIA AKTIENGESELLSCHAFT



                                       By /s/
                                          ----------------------------
                                       Title:



                                       By /s/
                                          ----------------------------
                                       Title:



                                       THE CHASE MANHATTAN BANK



                                       By /s/
                                          ----------------------------
                                       Title:



                                       HARRIS TRUST AND SAVINGS BANK



                                       By /s/
                                          ----------------------------
                                       Title:

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                                       NATIONAL CITY BANK, INDIANA



                                       By /s/
                                          ----------------------------
                                       Title:



                                       WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE, NEW YORK BRANCH



                                       By /s/
                                          ----------------------------
                                       Title:



                                       By /s/
                                          ----------------------------
                                       Title:



                                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                                       By /s/
                                          ----------------------------
                                       Title:



                                       NORTHERN TRUST COMPANY



                                       By /s/
                                          ----------------------------
                                       Title:



                                       FORT WAYNE NATIONAL BANK



                                       By /s/
                                          ----------------------------
                                       Title:

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                                       ENRON CAPITAL & TRADE RESOURCES
                                         CORP.



                                       By /s/
                                          ----------------------------
                                       Title:



                                       FIRST UNION NATIONAL BANK



                                       By /s/
                                          ----------------------------
                                       Title:



                                       THE HUNTINGTON NATIONAL BANK



                                       By /s/
                                          ----------------------------
                                       Title:





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